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                                                                    EXHIBIT 99.2


                                CERTIFICATION OF
                       LON MCCAIN, CHIEF FINANCIAL OFFICER
                        OF WESTPORT RESOURCES CORPORATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2002 of Westport Resources Corporation (the "Issuer").

I, Lon McCain, the Chief Financial Officer of the Issuer certify that to the best of my knowledge:

         (i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  March 7, 2003.

                                                 /s/ LON MCCAIN
                                                 ------------------------------
                                                 Name: Lon McCain
                                                 Title: Chief Financial Officer


Subscribed and sworn to before me
this 7 day of March, 2003.


By:    /s/ KAYLA K. SPARKS
   ----------------------------------
Name:  Kayla K. Sparks
     --------------------------------
Title: Notary Public
      -------------------------------
My commission expires:  1/16/2006
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